UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                (Date of Report)
                                November 5, 2007

                        (Date of earliest event reported)
                                October 30, 2007

                            BOK FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



         Oklahoma                       000-19341              73-1373454
         --------                       ---------              ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


     Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma
                    (Address of principal executive offices)

                                      74172
                                   (Zip code)

                                 (918) 588-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.03  Material Modifications to Rights of Security Holders

         The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws

         On October 30, 2007, the BOK Financial Corporation ("BOKF") board of directors approved an amendment to the BOKF bylaws to allow for the election of directors in uncontested elections by a majority vote of those shareholders voting. Previously, the bylaws provided for the election of directors by plurality vote in all cases. Election of directors by a plurality vote will continue to apply for contested elections.

         The board also approved amendments to the BOKF bylaws to provide for uncertificated shares, thus permitting book-entry ownership, as required by Rule 3450(l) of the Nasdaq Stock Market, LLC.

          Finally, the board approved certain administrative changes to update the bylaws including expressly providing that i) voting lists shall be made available to shareholders at least ten calendar days prior to a shareholder meeting, ii) the board may form committees other than an executive committee,
iii) directors may participate in meetings by electronic means, and iv) the determination of record holders and the timeframe within which to establish record dates is consistent with current Oklahoma state law.

ITEM 9.01  Financial Statement and Exhibits

Exhibits

3.1      Bylaws of BOK Financial Corporation, as amended and restated

99.1     BOKF Board of Directors Resolution amending bylaws

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BOK FINANCIAL CORPORATION


                                         By:  /s/  Steven E. Nell
                                              --------------------------------
                                              Steven E. Nell
                                              Executive Vice President
                                              Chief Financial Officer

Date:  November 5, 2007